SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K/A-1

                                  CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported):  August 27, 1996




                         DISCOVERY TECHNOLOGIES, INC.
                         ---------------------------
           (Exact name of registrant as specified in its charter)



     KANSAS                   0-18606                36-3526027
 ---------------         ------------------     -----------------
(State of other juris-  (Commission file       (IRS Employer
diction incorporation        number)           Identification No.)
or organization)



            P.O. Box 239, Colorado Springs, Colorado  80901-0239
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     (Address of principal executive offices)            (Zip Code)




     Registrant's telephone number, including area code: (719)575-0503
     -----------------------------------------------------------------


       1299 Fourth Street, Suite 400, San Rafael, California  94901
       ------------------------------------------------------------
       (Former name or former address, if changed since last report)

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ITEM 7:  EXHIBITS
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Exhibit No.         Title
- -----------         -----

 1.0 Letter of Grant Thornton LLP filed pursuantto Item 304(a)(3) of Regulation SB.

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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Actof 1934, the Registrant has duly caused this report to be signed on itsbehalf by the undersigned hereunto duly authorized.

                                   DISCOVERY TECHNOLOGIES, INC.



Date: September 6, 1996            By:  /s/ David Hill
      -----------------                 -----------------------------
                                        David Hill, Interim President